Exhibit 99.1

CUSTOM BIOGENIC SYSTEMS, INC.

AUDITED FINANCIAL STATEMENTS

Years ended December 31, 2018 and 2017

CUSTOM BIOGENIC SYSTEMS, INC.

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors
Custom Biogenic Systems, Inc.
Bruce Township, Michigan

We have audited the accompanying financial statements of Custom Biogenic Systems, Inc., which comprise the balance sheets as of December 31, 2018 and 2017, and the related statements of stockholder’s equity, operations, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud of error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluation the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

To the Board of Directors

Custom Biogenic Systems, Inc.
Bruce Township, Michigan

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Custom Biogenic Systems, Inc. as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ UHY LLP

Sterling Heights, Michigan

January 24, 2020

CUSTOM BIOGENIC SYSTEMS, INC.
BALANCE SHEETS

	December 31,
	2018	2017

ASSETS

CURRENT ASSETS
Cash	$1,304	$403
Accounts receivable	1,212,195	1,617,916
Inventory, net	2,883,315	2,189,452
Prepaid expenses	41,620	12,643

Total current assets	4,138,434	3,820,414

PROPERTY AND EQUIPMENT, net	3,505,230	2,924,185

TOTAL ASSETS	$7,643,664	$6,744,599

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Current portion of long-term debt	$518,269	$423,602
Bank overdraft	243,120	221,862
Line of credit	1,251,858	1,157,979
Accounts payable	2,328,356	1,195,012
Accrued expenses	196,197	156,961
Deposits	258,905	267,145
Loans payable - related parties	411,866	476,459

Total current liabilities	5,208,571	3,899,020

LONG-TERM LIABILITIES, net of current portion	1,614,811	1,410,699

TOTAL LIABILITIES	6,823,382	5,309,719

STOCKHOLDER'S EQUITY	820,282	1,434,880

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$7,643,664	$6,744,599

CUSTOM BIOGENIC SYSTEMS, INC.
STATEMENTS OF STOCKHOLDER'S EQUITY
Years ended December 31, 2018 and 2017

	Common	Retained
	Stock	Earnings	Total

Balance, January 1, 2017	$100	$2,347,963	$2,348,063

Dividend distributions	-	(219,140)	(219,140)

Net loss	-	(694,043)	(694,043)

Balance, December 31, 2017	100	1,434,780	1,434,880

Dividend distributions	-	(30,000)	(30,000)

Net loss	-	(584,598)	(584,598)

Balance, December 31, 2018	$100	$820,182	$820,282

CUSTOM BIOGENIC SYSTEMS, INC.
STATEMENTS OF OPERATIONS

	Years ended December 31,
	2018		2017
		Percent of		Percent of
	Amount	Net Sales	Amount	Net Sales

Net sales	$11,715,329	100.0%	$9,274,542	100.0%

Cost of goods sold	8,005,725	68.4	6,222,095	67.1

Gross profit	3,709,604	31.6	3,052,447	32.9

Operating expenses
Research and development	935,026	8.0	847,398	9.1
General and administrative	2,400,104	20.5	1,866,623	20.1
Sales and marketing	770,878	6.6	904,876	9.8

Total operating expenses	4,106,008	35.1	3,618,897	39.0

Operating loss	(396,404)	(3.5)	(566,450)	(6.1)

Other income (expense)
Other income	645	-	6,109	-
Interest expense	(188,839)	(1.6)	(133,702)	(1.4)

Total other income (expense)	(188,194)	(1.6)	(127,593)	(1.4)

Net loss	$(584,598)	(5.1)%	$(694,043)	(7.5)%

CUSTOM BIOGENIC SYSTEMS, INC.
STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2018	2017

OPERATING ACTIVITIES
Net loss	$(584,598)	$(694,043)
Adjustments to reconcile net loss to net cash flows from operating activities:
Depreciation and amortization	454,677	394,930
Loss on sale of fixed assets	16,641	54,107
Bad debt expense	-	25,999
Changes in:
Accounts receivable	405,721	33,209
Inventory	(693,863)	(299,102)
Prepaid expenses	(28,977)	11,706
Deposits	(8,240)	267,145
Accounts payable and accrued expenses	1,172,580	(36,831)

Net cash provided by (used in) operating activities	733,941	(242,880)

INVESTING ACTIVITIES
Proceeds from sale of fixed assets	259,165	111,283
Expenditures for note receivable	-	(95,419)
Payments from note receivable	-	128,473
Expenditures for property and equipment	(531,813)	(554,298)
Expenditures for construction in process	(12,473)	(6,850)

Net cash used in investing activities	(285,121)	(416,811)

FINANCING ACTIVITIES
Net activity under bank overdraft	21,258	(104,297)
Borrowings under line of credit	5,803,145	4,956,789
Payments on line of credit	(5,709,266)	(4,298,532)
Borrowings on notes payable	-	598,586
Payments on notes payable	(430,957)	(355,301)
Payments on capital lease	(37,506)	(72,292)
Borrowings on notes payable - related parties	95,286	220,181
Payments on notes payable - related parties	(159,879)	(65,900)
Dividend distributions	(30,000)	(219,140)

Net cash (used in) provided by financing activities	(447,919)	660,094

NET CHANGE IN CASH	901	403

CASH, Beginning of year	403	-

CASH, End of year	$1,304	$403

CUSTOM BIOGENIC SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 and 2017

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of certain accounting policies followed in the preparation of these financial statements. The policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Company Operations

Custom Biogenic Systems, Inc. (the “Company”) is engaged in the manufacture and sale of cryogenic freezing and long-term storage products mostly within the healthcare and biomedical industries to customers around the world, with majority of sales shipped to North America and Europe.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

The Company, from time to time during the years covered by these financial statements, may have bank balances in excess of its insured limits. Management has deemed this as a normal business risk.

Accounts Receivable

The Company carries its accounts receivable at their invoiced amounts. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, when deemed necessary, based on the history of past write-offs and collections and current credit conditions. The Company will place customer accounts on hold if payments violate terms of agreement. At December 31, 2018 and 2017 management determined that no allowance was deemed necessary. Generally, the Company does not require collateral for its accounts receivable. The Company does not charge interest on past due accounts receivable.

CUSTOM BIOGENIC SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 and 2017

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Inventory Valuation

Inventories are valued at lower of cost or net realizable value, with cost being determined on a first-in, first-out basis. Net realizable value is the estimated selling price in the ordinary course of business less reasonably predictable costs of completion, disposal, and transportation. General and administrative expenses are not inventoried, but are charged to expense when purchased. Provisions are recorded to reduce inventory for obsolete or slow-moving inventory based on assumptions about future demand and marketability of products, inventory levels and turns and product spoilage. As of December 31, 2018 and 2017, the Company had an inventory reserve in the amount of $170,000 and $160,000, respectively.

Property and Equipment

Management capitalizes expenditures for property and equipment. Expenditures for maintenance and repairs are charged to operating expenses. Property and equipment are carried at cost. Adjustments of the asset and the related accumulated depreciation and amortization accounts are made for property and equipment retirements and disposals, with the resulting gain or loss included in the statements of operations.

Depreciation and Amortization

Depreciation and amortization of property and equipment are computed using the straight-line method over the estimated useful lives of assets at acquisition. Leasehold improvements are amortized over the shorter of the assets’ useful lives or the term of the lease.

Depreciation and amortization for the years ended December 31, 2018 and December 31, 2017 was $454,677 and $394,930, respectively.

Revenue Recognition

Sales are recorded when the products are shipped to customers. Provision for discounts and rebates to customers and other adjustments are provided for in the same period as the related sales.

Shipping and Handling Costs

The Company records the amount of shipping and handling costs billed of customers as revenue. The cost incurred for shipping and handling is included in cost of sales.

Advertising and Promotion

Advertising and promotion costs are expensed as incurred. Advertising and promotion expense for the years ended December 31, 2018 and 2017 was $236,047 and $396,334, respectively.

CUSTOM BIOGENIC SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 and 2017

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Product Warranty

The Company accrues an estimate of its exposure to warranty claims based on both current and historical product sales data and warranty costs incurred. The majority of the Company’s products carry a warranty ranging from ninety days to five years. The Company assesses the adequacy of its recorded warranty liability annually and adjusts the amount as necessary. The warranty liability is included in accrued expenses in the accompanying balance sheet. Warranty expenses are recorded in cost of sales. See Note 13 for additional disclosure.

Sales and Use Taxes

The Company records sales net of sales and use taxes.

Income Taxes

Custom Biogenic Systems, Inc. has elected to be treated as a Subchapter S Corporation under the Internal Revenue Code. Under these provisions, the Company generally does not pay federal corporate income taxes on its taxable income. Instead, the stockholder is liable for individual federal and state income taxes on the Company’s taxable income. Accordingly, no provision for federal or state corporate income taxes has been reflected in the financial statements.

Variable Interest Entities

Under alternatives available to private companies, the Company has elected not to evaluate any related parties under common control to determine if any such entities are variable interest entities that might be required to be consolidated in the financial statements of the Company.

Subsequent Events

The Company has performed a review of events subsequent to the balance sheet date through January 24, 2020, the date the financial statements were available to be issued.

CUSTOM BIOGENIC SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 and 2017

NOTE 2 – RELATED PARTY TRANSACTIONS

Notes Payable

At December 31, 2018 and 2017, the Company was indebted to its sole shareholder in the amount of $272,692 and $363,066, respectively. The note is unsecured, non-interest bearing, is classified as short-term on the balance sheet, and is due on demand. See Note 7 for a schedule of minimum long-term debt payments.

At December 31, 2017, the Company was indebted to related parties in the amount of $14,119. The note was unsecured and was classified as short-term on the balance sheet. During the year ended December 31, 2018, the note was paid in full.

At December 31, 2018 and 2017, the Company was indebted to a related party through common ownership in the amount of $139,174 and $99,274, respectively. The note is unsecured, non-interest bearing, is classified as short-term on the balance, and is due on demand. See Note 7 for a schedule of minimum long-term debt payments.

Lease Agreement

The Company leases its operating facilities from a related party on a month-to-month basis. The lease calls for monthly payments of $10,000 and total rental expense related to the lease during the years ended December 31, 2018 and 2017 was $107,910 and $54,000, respectively.

Guarantee

The Company guarantees the debt of a related party through common ownership, which is secured by real estate owned by a related party. In the event of default by the related party, the Company could be obligated to repay the full amount outstanding. At December 31, 2018 and 2017, the outstanding balance is $863,136 and $901,530, respectively. Management anticipates the related party will be able to meet their debt obligation; therefore, no accrual has been made on the financial statements at December 31, 2018 and 2017.

CUSTOM BIOGENIC SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 and 2017

NOTE 3 – INVENTORY

Inventory consisted of the following at December 31:

	2018	2017

Raw materials	$677,646	$955,761
Work in process	492,223	472,736
Finished goods	1,883,446	920,955
Inventory reserve	(170,000)	(160,000)

	$2,883,315	$2,189,452

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31:

	2018	2017

Equipment	$4,664,089	$3,824,043
Computers & equipment	312,557	352,289
Furniture & fixtures	38,709	36,761
Autos & trucks	77,319	97,462
Building improvements	673,129	639,195

	5,765,803	4,949,750
Less: Accumulated depreciation and amortization	2,279,896	2,032,415

	3,485,907	2,917,335
Construction in process	19,323	6,850

	$3,505,230	$2,924,185

NOTE 5 – LINE OF CREDIT

At December 31, 2018 and 2017, the Company had drawn $1,251,858 and $1,157,979, respectively, under a line-of-credit agreement with a financial institution. Under the agreement, the Company may borrow up to $1,500,000 on a revolving basis through November 2019. The line of credit bears interest at LIBOR plus 2.5% (LIBOR was 2.38% at December 31, 2018) and is secured by the Company’s general assets. The agreement is subject to a financial covenant related to a fixed charge coverage ratio. At December 31, 2018, the Company was not in compliance with the financial covenant. Subsequent to December 31, 2018, the financial institution issued a waiver for the covenant violation.

CUSTOM BIOGENIC SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 and 2017

NOTE 6 – ACCRUED EXPENSES

Accrued expenses consisted of the following at December 31:

	2018	2017

Accrued payroll	$66,329	$47,536
Interest payable	13,116	6,002
Sales tax payable	23,752	28,423
Accrued warranty expense	93,000	75,000

	$196,197	$156,961

NOTE 7 – LONG-TERM DEBT

	December 31,
	2018	2017

The Company has a note payable to a financial institution. The note is payable in monthly installments of $15,974, including interest at 3.59%, and matures in November 2019. The note is secured by the Company’s general assets and is cross-collateralized and cross-defaulted with other notes and a line of credit from the same financial institution. The agreement is subject to a financial covenant related to a fixed charge coverage ratio. At December 31, 2018, the Company was not in compliance with the financial covenant. Subsequent to December 31, 2018, the financial institution issued a waiver for the covenant violation.

	$172,572	$354,432

The Company has a note payable to a financial institution. The note is payable in monthly installments of $6,548, plus interest at LIBOR plus 2.75%, and matures in June 2023. The note is secured by the Company’s general assets and is cross-collateralized and cross-defaulted with other notes and a line of credit from the same financial institution. The agreement is subject to a financial covenant related to a fixed charge coverage ratio. At December 31, 2018, the Company was not in compliance with the financial covenant. Subsequent to December 31, 2018, the financial institution issued a waiver for the covenant violation.

	353,571	432,143

Subtotal	$526,143	$786,575

CUSTOM BIOGENIC SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 and 2017

NOTE 7 – LONG-TERM DEBT (Continued)

	December 31,
	2018	2017

Subtotal from previous page	$526,143	$786,575

The Company has a note payable to a financial institution. The note is payable in monthly installments of $3,571, plus interest at LIBOR plus 2.75%, and matures in December 2023. The note is secured by the Company’s general assets and is cross-collateralized and cross-defaulted with other notes and a line of credit from the same financial institution. The agreement is subject to a financial covenant related to a fixed charge coverage ratio. At December 31, 2018, the Company was not in compliance with the financial covenant. Subsequent to December 31, 2018, the financial institution issued a waiver for the covenant violation.

	210,714	253,571

The Company has a note payable to a financial institution. The note is payable in monthly installments of $812, including interest at 4.9%, secured by the vehicle purchased under the note, and matures in May 2020.	12,547	22,155

The Company has a note payable to a financial institution in the original amount of $600,000. The note is payable in monthly installments of $9,807, plus interest at LIBOR plus 2.75%, and matures in November 2022. The note is secured by the Company’s general assets and is cross-collateralized and cross-defaulted with other notes and the line of credit from the same financial institution. The agreement is subject to a financial covenant related to a fixed charge coverage ratio. At December 31, 2018, the Company was not in compliance with the financial covenant. Subsequent to December 31, 2018, the financial institution issued a waiver for the covenant violation.

	470,720	588,779

Subtotal	$1,220,124	$1,651,080

CUSTOM BIOGENIC SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 and 2017

NOTE 7 – LONG-TERM DEBT (Continued)

	December 31,
	2018	2017

Subtotal from previous page	$1,220,124	$1,651,080

During the year ended December 31, 2018, the Company entered into a note payable to a financial institution in the amount of $959,733. The note is payable in monthly installments of $12,953, including interest 7.31% and matures June 2025 with a final payment $192,244. The loan is secured by financed assets.	912,956	-

Notes payable to related parties from Note 2	411,866	476,459

	2,544,946	2,127,539

Less: related party debt	411,866	476,459
Less: current portion of long-term debt	518,269	423,602

	$1,614,811	$1,227,478

Minimum future payments for the notes described above and in Note 2 for the next five years and in the aggregate are as follows:

Years ended December 31,	Amount

2019	$930,135
2020	341,394
2021	345,013
2022	343,226
2023	194,606
Subsequent to 2023	390,572

$2,544,946

CUSTOM BIOGENIC SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 and 2017

NOTE 8 – CAPITAL LEASE

At December 31, 2017, the Company had a capital lease payable to a financial institution in the amount of $183,221. The asset and liability under the lease were recorded at the lower of the present value of the minimum lease payments or the fair value of the asset. During the year ended December 31, 2018, the capital lease was refinanced into a new note payable as described in Note 7.

Interest expense included in the capital lease payments for the years ended December 31, 2018 and 2017 was $7,353 and $11,009 respectively. Depreciation expense for the asset under the capital lease for the years ended December 31, 2018 and 2017 was $25,450 and $50,900, respectively.

NOTE 9 – OPERATING LEASE

The Company leases certain office equipment under an operating lease agreement ending February 2021. The lease agreement calls for monthly payments of $296, including taxes. This lease agreement replaces another lease agreement which ended in February 2018. Total lease expense under these agreements for the years ended December 31, 2018 and 2017 was $3,565 and $3,617, respectively.

The following is a schedule of minimum future lease payments under the non-cancelable operating lease above for the next three years:

Year ended December 31,	Amount

2019	$3,554
2020	3,554
2021	592

Total minimum future lease payments	$7,700

NOTE 10 – COMMON STOCK

Custom Biogenic Systems, Inc. had authorized 10,000 shares of $1 par value common stock. At both December 31, 2018 and 2017, the Company had 100 shares issued and outstanding.

CUSTOM BIOGENIC SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 and 2017

NOTE 11 – ECONOMIC DEPENDENCY

During the years ended December 31, 2018 and 2017, the Company had a substantial amount of sales to one and two customers, respectively. Sales to these customers approximated 16% and 25% of net sales for the years ended December 31, 2018 and 2017, respectively. At December 31, 2018 and 2017, the amount due from these customers totaled $363,498 and $501,988, respectively.

During the years ended December 31, 2018 and 2017, the Company purchased a substantial amount of its materials from three and two vendors, respectively. Purchases from these vendors approximated 50% and 38%, of total purchases for the years ended December 31, 2018 and 2017, respectively. At December 31, 2018 and 2017, the amount due to these vendors totaled $1,111,383 and $348,914, respectively.

NOTE 12 – 401(K) RETIREMENT PLAN

The Company sponsors a traditional 401(k) plan covering substantially all employees at least 19 years old who have completed one full year of service. Eligible employees may contribute up to the IRS limit. Under the Plan, the Company can make contributions at the discretion of management. During the years ended December 31, 2018 and 2017, the Company did not make matching contributions. The Company has funded or accrued all calculated contributions as of the balance sheet date.

NOTE 13 – PRODUCT WARRANTIES

The following summarizes the changes in the Company’s aggregate liability under product warranties for the years ended December 31:

	2018	2017

Warranty accrual, beginning of year	$75,000	$73,000
Charged to costs and expenses	107,027	79,973
Actual warranty expenditures	(89,027)	(77,973)

Warranty accrual, end of year	$93,000	$75,000

CUSTOM BIOGENIC SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 and 2017

NOTE 14 – CASH FLOWS

The following is a schedule of interest paid for the years ended December 31:

	December 31,
	2018	2017

Interest paid	$181,725	$130,769

Non-cash transaction:

During the year ended December 31, 2018, the Company financed the capital expenditures in the amount of $814,018. See long term debt disclosure at Note 7.

During the year ended December 31, 2018, the Company refinanced outstanding balance on a capital lease identified in Note 8 into a new note payable disclosed in Note 7 in the amount of $145,715.

NOTE 15 − LITIGATION

The Company is subject to outstanding claims that arise in the ordinary course of business and to other legal proceedings. Management anticipates that any potential liability of the Company, which may arise with respect to these matters, will not materially affect the Company’s financial statements.

NOTE 16 – SUBSEQUENT EVENTS

Subsequent to the balance sheet date, the Company sold substantially all of its assets to an unrelated third party. A portion of the proceeds from the sale were used to pay off all outstanding notes payable and the line of credit identified in Note 2, 5 and 7.